                        ANNUAL REPORT / OCTOBER 31 2000

                             AIM ASIAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                           TWO FISH BY JOHN S. BUNKER

       THE POWER AND TURBULENCE DEPICTED IN THIS BOLD WATERCOLOR VIVIDLY

         EXPRESS THE FORCES OF CHANGE SHAPING THE ASIAN REGION. ASIA'S

         CITIES AND NATIONS FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY

                   DEVELOP THEIR ROLES IN THE GLOBAL ECONOMY.

                     -------------------------------------

AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns may be attributable to its investment in IPOs, which may have a magnified impact due to the fund's relatively small asset base. As the fund's assets grow, it is probable that the effect of its investment in IPOs on its total return will decline, which may reduce the fund's total return.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index is a group of developed and emerging Asian and Asia-Pacific markets (except Japan) tracked by Morgan Stanley Capital International. A "free" index excludes stocks that non-local investors cannot buy.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert  H.        from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
Chairman of         in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S.economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                  THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------


                             AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



TECH EUPHORIA, THEN SELL-OFF SPLASHES ONTO ASIAN SHORES

THIS YEAR, INVESTORS HAVE TASTED BOTH THE UPS AND DOWNS OF THE TECHNOLOGY SECTOR. HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
Asian markets were among the best performers in late 1999 and early 2000. As the year progressed, however, Asian markets stumbled with the Nasdaq. For the fiscal year ended October 31, 2000, Class A shares returned -0.65%, Class B shares -1.41% and Class C shares -1.32%. These returns are at net asset value or without a sales charge. While the tech sell-off took its toll on the fund, it handily beat the MSCI AC Asia Pacific Free ex-Japan Index's return of -17.02% for the same period. Total net assets grew from $74.7 million on April 30, 2000 to $140.4 million on October 31, 2000. During the reporting period, AIM New Pacific Growth Fund was merged into AIM Asian Growth Fund.

WHAT WERE CONDITIONS LIKE IN ASIAN MARKETS?
Asia started the new year on a positive note. Asian ISPs (Internet service providers), portals and Web-hosting companies soared along with other technology-driven stocks. In March, however, markets around the world moved lower in response to the Nasdaq's decline. Asian markets were particularly sensitive to the global sell-off, as many of the region's largest and most highly regarded stocks are closely tied to the fortunes of computer-chip prices. Telecommunications and technology shares now account for one-third of Asia's stock-market capitalization. The high-tech sell-off and reports during the summer of depressed global demand for personal computers, coupled with a fall in semiconductor-chip prices, pressured most of Asia's markets. A powerful rally in semiconductors in September lifted some markets, but other factors such as political disharmony in many countries, rising oil prices and continued technology-stock volatility have discouraged investment in the region.

WHAT OTHER INFLUENCES WERE AT PLAY IN ASIAN ECONOMIES?
Some influences dragging down Asia's markets lie outside its borders. The recent spike in oil prices, for instance, is of concern as apart from Indonesia and Malaysia, most East Asian economies are avid oil importers. Also, the possibility of an economic slowdown in the United States could hurt exports and electronic sales to the United States. But Hong Kong, for instance, is partially insulated from what happens across the Pacific by its close economic ties to China. Doing business with China makes Hong Kong less dependent on countries like the United States.
    Political disharmony and small market capitalizations continue to sour investor sentiment toward Indonesia, Thailand and the Philippines.
    Due to their tech exposure, Taiwan and South Korea were solid performers last year, but political turmoil in Taiwan has troubled that market this year. South Korea was rewarded last year and the first part of this year for its restructuring efforts both at the top down and macro level. Recent chaebol (Korean family-dominated conglomerate) concerns, like the bankruptcies of some subsidiary companies, have been a double-edged sword. On a positive note, Korean creditors have recently shown determination to force bankruptcies rather than bow to political pressures.
    Incredibly, investors seem disappointed in Australia's economy, even though it has posted growth rates above 4% for more than three years, spanning a particularly poor period for the rest of Asian/Pacific markets. High commodity prices and increased demand for Australian exports in Asian markets have pushed exports to a new record, but the Australian dollar has not really benefited. The much-publicized Sydney Olympics had little impact on financial markets.

GIVEN VOLATILE MARKET CONDITIONS THIS YEAR, IS ASIA'S FINANCIAL RECOVERY STILL ON TRACK?
A number of changes have taken place in Asia since the 1997-98 financial crisis. Short-term foreign debt levels are more manageable, and foreign exchange reserves are higher. Central banks have used strong current account surpluses to build up reserves, although corporate debt levels are still relatively high. Asia has indeed been proactive in addressing the problems that led to the crisis and has reemerged stronger. One of the most positive outcomes of the crisis was the strengthening of the banking system. Hong Kong and Singapore provide the cornerstone for the region's banking. These two island financial centers with their strong, stable banks help cushion financial

================================================================================

TOP 10 COUNTRIES

As of 10/31/00, based on total net assets

================================================================================

UNITED STATES                       1.13%

INDONESIA                           1.13%

SINGAPORE                          13.74%

THAILAND                            1.71%

PHILIPPINES                         1.54%

TAIWAN                             12.26%

HONG KONG                          34.13%

SOUTH KOREA                         5.04%

INDIA                               4.28%

AUSTRALIA                          11.25%

================================================================================

          See important fund and index disclosures inside front cover.

                             AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



instability elsewhere in the region. In fact, Singapore banks weathered the financial crisis better than most in the region. Singapore banks have the most conservative accounting systems of all banks in the area.
   Although investors have been wary of Asian investments lately, that sentiment belies some post-recovery conditions. Currencies are relatively stable, inflation is tame and growth rates have normalized. The global winds of change, of course, blow through the region at various rates. Industrialized economies like South Korea, Hong Kong and Singapore are growing rapidly, whereas others such as Indonesia, Thailand and the Philippines are expanding by only 3% to 5% per year.

HOW DID YOU MAKE COUNTRY SELECTIONS?
With mixed performance results across Asia, the fund's bottom-up earnings-momentum stock-picking process helps provide the right allocations in the best- and worst-performing countries. We continue to stick to developed Asia and to focus on quality companies. Investments were primarily concentrated in Hong Kong, Singapore, Korea, Taiwan and Australia. The fund continues to limit its exposure to the Southeast Asian countries of Thailand, Malaysia, the Philippines and Indonesia as earnings momentum in these countries has not yet translated into strong earnings at the company level.

WHAT TRENDS INFLUENCED SECTOR/STOCK HOLDINGS?
A big trend in Asia has been the outsourcing of labor to other areas of the globe. A prime example of this is fund holding Li & Fung. This Hong Kong-based clothing manufacturer and distributor takes orders from retailers in the United States.
   The fund has also tried to capitalize on growing local consumption--half of the world's population lives in Asia. Another fund holding, China Mobile, a Hong Kong-listed stock, is the largest cell-phone operator in China. The company has more than 18 million subscribers, and cell-phone subscriptions are on the rise.

WHAT IS YOUR OUTLOOK FOR THE REGION?
Many of the problems that plagued Asia in the past--drastically overvalued currencies, overleveraged companies and shrinking economies--aren't as big a factor today. But volatility in technology stocks and oil prices coupled with political disharmony have sent investors in search of safer havens. This outflow of principal has negatively affected many companies in the region despite overall positive company performance.
    Part of Asia's outlook depends on the strength of the U.S. economy and the tech sector. Some hard-hit U.S. computer and technology companies import microchips and hardware from Asia. The region, however, benefits not only from its exports but also from increasing local consumption. The near-term outlook for Asia is probably a holding pattern--wait for a catalyst for further growth.

================================================================================

[ARTWORK]

READ THIS REPORT ONLINE!
Early in 2001, a new service will be available-- electronic delivery of fund reports and prospectuses. Soon, you can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
     Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

============================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------
  1. Li & Fung Ltd. (Hong Kong)             3.64%     1. Computers (Software & Services)            7.63%
  2. Hutchison Whampoa Ltd. (Hong Kong)     3.20      2. Electronics (Component Distributors)       7.39
  3. DBS Group Holdings Ltd. (Singapore)    3.16      3. Computers (Hardware)                       6.16
  4. Dah Sing Financial Group (Hong Kong)   3.11      4. Banks (Regional)                           5.66
  5. Giordano International Ltd.(Hong Kong) 3.01      5. Retail (Specialty-Apparel)                 5.48
  6. ERG Ltd. (Australia)                   2.88      6. Electronics (Semiconductors)               5.24
  7. Computershare Ltd. (Australia)         2.62      7. Electrical Equipment                       5.11
  8. Legend Holdings Ltd. (Hong Kong)       2.56      8. Telephone                                  4.04
  9. DAO Heng Bank Group Ltd. (Hong Kong)   2.55      9. Telecommunications (Cellular/Wireless)     3.72
 10. China Mobile HK Ltd. (Hong Kong)       2.48      10. Distributors (Food & Health)              3.64

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================================


          See important fund and index disclosures inside front cover.

                             AIM ASIAN GROWTH FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ASIAN GROWTH FUND VS. BENCHMARK INDEXES

11/3/97 - 10/31/00

                AIM Asian       AIM Asian        AIM Asian        MSCI AC Asia
               Growth Fund,    Growth Fund,     Growth Fund,      Pacific Free
in thousands  Class B Shares  Class A Shares   Class C Shares    Ex-Japan Index
================================================================================
DATE
--------------------------------------------------------------------------------
11/97              10000            9452          10000               10000
1/98                8280            7836           8290                8811.4
4/98                9200            8715           9200                9366.58
7/98                7040            6682           7030                7421.28
10/98               7630            7268           7610                8110.23
1/99                7670            7307           7640                8905.49
4/99                9582            9140           9552               11029.4
7/99               10934           10461          10914               11712.8
10/99              10663           10233          10643               11340.4
1/00               12576           12086          12546               13038
4/00               14018           13502          14008               11981.4
7/00               12916           12456          12906               11335
10/00              10213           10167          10503                9410.17

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund to a benchmark index over the period 11/3/97-10/31/00. (Please note that index performance figures are for the period 10/31/97-10/31/00.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges
================================================================================
CLASS A SHARES
Inception (11/3/97)                0.55%
1 Year                            -6.14*
*-0.65%, excluding sales charges

CLASS B SHARES
Inception (11/3/97)                0.71%
1 Year                            -6.34*
*-1.41%, excluding CDSC

CLASS C SHARES
Inception (11/3/97)                1.65%
1 Year                            -2.30*
*-1.32%, excluding CDSC
================================================================================

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 6.23%; inception (11/3/97), 3.92%. Class B shares, one year, 6.58%; inception (11/3/97), 4.21%. Class C shares, one year, 10.70%; inception (11/3/97), 5.13%.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to differing sales-charge structure and class expenses. For fund performance calculations and a description of the index on this page, please see the inside front cover.


                             AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                      MARKET
                                        SHARES        VALUE
STOCKS & OTHER EQUITY
  INTERESTS-88.22%

AUSTRALIA-11.25%

Brambles Industries Ltd. (Air
  Freight)                               102,500   $  2,657,553
---------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)     502,000      1,969,803
---------------------------------------------------------------
Computershare Ltd.
  (Computers-Software & Services)        850,800      3,682,452
---------------------------------------------------------------
CSL Ltd. (Health Care-Drugs-Generic
  & Other)                                75,000      1,334,155
---------------------------------------------------------------
ERG Ltd. (Electrical Equipment)          825,000      4,041,186
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)                  934,000      2,115,687
===============================================================
                                                     15,800,836
===============================================================

CAYMAN ISLANDS-1.02%

ASAT Holdings Ltd.-ADR
  (Electronics-Semiconductor)(a)         217,000      1,437,625
===============================================================

CHINA-0.96%

AsiaInfo Holdings, Inc.
  (Computers-Software & Services)(a)     111,200      1,348,300
===============================================================

HONG KONG-34.13%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications-Cellular/Wireless) 860,000      1,742,275
---------------------------------------------------------------
China Mobile Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                           544,000      3,487,627
---------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                     1,017,600      4,371,022
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                       707,500      3,574,240
---------------------------------------------------------------
Denway Motors Ltd. (Auto Parts &
  Equipment)(a)                       11,450,000      1,849,853
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)           4,028,000      3,460,392
---------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty Apparel)           7,207,000      4,227,725
---------------------------------------------------------------
HKR International Ltd. (Land
  Development)                         1,372,600        571,990
---------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                360,800      4,487,447
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)               1,558,000      3,136,376
---------------------------------------------------------------
Legend Holdings Ltd.
  (Computers-Hardware)                 4,254,000      3,600,000
---------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food &
  Health)                              2,752,000      5,116,553
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                     2,856,000      2,819,746
---------------------------------------------------------------
SINA.com (Computers-Software &
  Services)(a)                           154,000      1,073,188
---------------------------------------------------------------
Sunevision Holdings Ltd.
  (Computers-Software & Services)(a)     851,787        415,026
---------------------------------------------------------------
Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                 311,000      1,702,744
---------------------------------------------------------------
Wing Hang Bank Ltd. (Banks-Major
  Regional)                              746,500      2,278,074
===============================================================
                                                     47,914,278
===============================================================

                                                      MARKET
                                        SHARES        VALUE
INDIA-4.28%

Infosys Technologies Ltd.
  (Computers-Software & Services)(b)      15,100   $  2,319,991
---------------------------------------------------------------
ITC Ltd. (Tobacco)                        90,000      1,468,670
---------------------------------------------------------------
ITC Ltd.-GDR (Tobacco)                    19,600        355,740
---------------------------------------------------------------
Satyam Computer Services Ltd.
  (Computers-Software & Services)        284,000      1,870,823
===============================================================
                                                      6,015,224
===============================================================

INDONESIA-1.18%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)      152,700      1,660,613
===============================================================

NEW ZEALAND-0.80%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                              855,000      1,051,188
---------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                5,400         66,434
===============================================================
                                                      1,117,622
===============================================================

PHILIPPINES-1.54%

Bank of the Philippine Islands
  (Banks-Major Regional)               1,146,388      1,164,127
---------------------------------------------------------------
SM Prime Holdings, Inc. (Land
  Development)                        12,824,900        992,255
===============================================================
                                                      2,156,382
===============================================================

SINGAPORE-13.74%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-Semiconductors)(a)         43,000      1,999,500
---------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                             488,384      3,345,430
---------------------------------------------------------------
DBS Group Holdings Ltd. (Banks-Money
  Center)                                376,137      4,433,204
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                          854,000      1,701,873
---------------------------------------------------------------
Keppel Land Ltd. (Land Development)    2,006,000      2,992,496
---------------------------------------------------------------
NatSteel Broadway Ltd.
  (Electronics-Component
  Distributors)                          928,000      1,077,902
---------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)       253,000      2,535,330
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)                 84,000      1,200,478
===============================================================
                                                     19,286,213
===============================================================

SOUTH KOREA-5.04%

Hyundai Motor Co. Ltd. (Automobiles)     122,000      1,394,286
---------------------------------------------------------------
Korea Telecom Corp. (Telephone)(a)        12,620        743,332
---------------------------------------------------------------
Korea Telecom Corp.-ADR (Telephone)       70,284      2,591,723
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          72,100      1,140,081
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                            9,614      1,204,391
===============================================================
                                                      7,073,813
===============================================================

                                                      MARKET
                                        SHARES        VALUE
TAIWAN-11.49%

Advantech Co., Ltd.
  (Computers-Hardware)                   448,500   $  1,678,840
---------------------------------------------------------------
Ambit Microsystems Corp.
  (Electronics-Component
  Distributors)                          342,600      1,589,791
---------------------------------------------------------------
Compal Electronics Inc.
  (Computers-Hardware)                 1,501,115      2,289,404
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Textiles-Apparel)                     185,051        152,277
---------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronics-Component
  Distributors)                          585,000      3,058,469
---------------------------------------------------------------
Macronix International Co., Ltd.
  (Electronics-Component
  Distributors)(a)                     1,181,540      1,681,387
---------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductors)(a)        983,760      2,982,474
---------------------------------------------------------------
United Microelectronics Corp. Ltd.
  (Electronics-Component
  Distributors)(a)                     1,000,400      1,764,046
---------------------------------------------------------------
VIA Technologies Inc.
  (Electronics-Semiconductors)(a)        130,000        933,024
===============================================================
                                                     16,129,712
===============================================================

THAILAND-1.66%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                    284,000      2,336,015
===============================================================

                                                      MARKET
                                        SHARES        VALUE
UNITED STATES OF AMERICA-1.13%

UTStarcom, Inc. (Communications
  Equipment)(a)                           79,400   $  1,588,000
===============================================================
    Total Stocks & Other Equity
      Interests (Cost $134,055,048)                 123,864,633
===============================================================

                                     PRINCIPAL
                                       AMOUNT
U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-0.77%

COMPUTERS (HARDWARE)-0.77%

Compal Electronics Inc. (Taiwan),
  Conv. Unsec. Bonds, 0.00%,
  10/19/05 (Acquired 10/12/00; Cost
  $1,000,000)(c)(d)                   $1,000,000      1,077,500
===============================================================

                                       SHARES
MONEY MARKET FUNDS-7.06%

STIC Liquid Assets Portfolio(e)        4,959,611    4,959,611
-------------------------------------------------------------
STIC Prime Portfolio(e)                4,959,610    4,959,610
=============================================================
    Total Money Market Funds (Cost
      $9,919,221)                                   9,919,221
=============================================================
TOTAL INVESTMENTS-96.05% (Cost
  $144,974,269)                                   134,861,354
=============================================================
OTHER ASSETS LESS LIABILITIES-3.95%                 5,543,188
=============================================================
NET ASSETS-100.00%                               $140,404,542
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Ltd.   - Limited
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value at 10/31/00 represented 0.77% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

 Investments, at market value (cost
  $144,974,269)                                 $134,861,354
------------------------------------------------------------
Foreign currencies, at value (cost $440,069)         433,251
------------------------------------------------------------
Receivables for:
  Investments sold                                   348,460
------------------------------------------------------------
  Capital stock sold                               5,888,884
------------------------------------------------------------
  Dividends                                          104,999
------------------------------------------------------------
Investment for deferred compensation plan             13,351
============================================================
    Total assets                                $141,650,299
============================================================

LIABILITIES:

Payables for:
  Capital stock reacquired                           975,349
------------------------------------------------------------
  Deferred compensation plan                          13,351
------------------------------------------------------------
Accrued advisory fees                                 19,655
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             62,740
------------------------------------------------------------
Accrued directors' fees                                  395
------------------------------------------------------------
Accrued transfer agent fees                           66,447
------------------------------------------------------------
Accrued operating expenses                           103,585
============================================================
    Total liabilities                              1,245,757
============================================================
Net assets applicable to shares outstanding     $140,404,542
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 93,755,440
____________________________________________________________
============================================================
Class B                                         $ 39,851,704
____________________________________________________________
============================================================
Class C                                         $  6,797,398
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      8,765,621
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,796,542
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        647,845
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      10.70
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.70 divided by
      94.50%)                                   $      11.32
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.50
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.49
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $187,425)                                     $    961,627
------------------------------------------------------------
Dividends from affiliated money market funds         423,834
------------------------------------------------------------
Interest                                              12,271
------------------------------------------------------------
Security lending income                                7,105
============================================================
    Total investment income                        1,404,837
============================================================

EXPENSES:

Advisory fees                                        985,957
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       189,767
------------------------------------------------------------
Distribution fees -- Class A                         230,776
------------------------------------------------------------
Distribution fees -- Class B                         307,199
------------------------------------------------------------
Distribution fees -- Class C                          71,664
------------------------------------------------------------
Transfer agent fees -- Class A                       260,996
------------------------------------------------------------
Transfer agent fees -- Class B                       134,172
------------------------------------------------------------
Transfer agent fees -- Class C                        31,300
------------------------------------------------------------
Directors' fees                                        6,620
------------------------------------------------------------
Other                                                136,314
============================================================
    Total expenses                                 2,404,765
============================================================
Less: Fees waived                                   (126,985)
------------------------------------------------------------
   Expenses paid indirectly                           (1,867)
============================================================
    Net expenses                                   2,275,913
============================================================
Net investment income (loss)                        (871,076)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            1,135,311
------------------------------------------------------------
  Foreign currencies                                (254,607)
============================================================
                                                     880,704
============================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                          (29,166,419)
------------------------------------------------------------
  Foreign currencies                                  (9,626)
============================================================
                                                 (29,176,045)
============================================================
Net gain (loss) on investment securities and
  foreign currencies                             (28,295,341)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(29,166,417)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000           1999
                                                              ------------    -----------

OPERATIONS:

  Net investment income (loss)                                $   (871,076)   $  (202,477)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     880,704        926,182
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (29,176,045)     6,896,839
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (29,166,417)     7,620,544
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (43,024)
-----------------------------------------------------------------------------------------
  Class B                                                               --         (3,910)
-----------------------------------------------------------------------------------------
  Class C                                                               --           (898)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       87,843,677     12,107,278
-----------------------------------------------------------------------------------------
  Class B                                                       36,793,037      7,604,535
-----------------------------------------------------------------------------------------
  Class C                                                        2,437,146      3,780,454
=========================================================================================
    Net increase in net assets                                  97,907,443     31,064,979
=========================================================================================

NET ASSETS:

  Beginning of year                                             42,497,099     11,432,120
=========================================================================================
  End of year                                                 $140,404,542    $42,497,099
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $205,259,013    $36,066,914
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (27,256)        (7,889)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (54,706,288)      (747,438)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,120,927)     7,185,512
=========================================================================================
                                                              $140,404,542    $42,497,099
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $851,709, undistributed net realized gains decreased by $54,839,554 and paid in capital increased by $53,987,845 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $54,943,768 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2005.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.92% (e.g. if AIM waives 0.10% of Class A expenses, AIM will also waive 0.10% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $92,285.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $249,956 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $196,076, $307,199 and $71,664, respectively, as compensation under the Plans and AIM Distributors waived fees of $34,700.
  AIM Distributors received commissions of $64,327 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $10,620 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,062 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,503 and reductions in custodian fees of $364 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,867.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, there were no securities on loan to brokers. For the year ended October 31, 2000, the Fund received fees of $7,105 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $70,839,981 and $59,912,761, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 13,529,198
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (23,851,018)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(10,321,820)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $145,183,174.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      8,636,312    $109,857,994     7,418,728    $ 73,010,343
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,506,797      19,210,223     1,590,485      15,858,499
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        844,431      10,972,106     1,155,486      11,034,900
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,228          39,837
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --           494           3,756
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --           118             897
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                      5,417,888      76,520,172            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,222,098      30,887,919            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         35,470         492,438            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (7,649,919)    (98,534,489)   (6,066,544)    (60,942,902)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,065,606)    (13,305,105)     (854,740)     (8,257,720)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (703,160)     (9,027,398)     (774,549)     (7,255,343)
======================================================================================================================
                                                               9,244,311    $127,073,860     2,474,706    $ 23,492,267
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of New Pacific Growth Fund pursuant to a plan of reorganization approved by New Pacific Growth Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 7,675,456 shares of the Fund for 16,613,124 shares of New Pacific Growth Fund outstanding as of the close of business on June 9, 2000. New Pacific Growth Fund's net assets at that date were $107,900,529, including $11,869,606 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $77,097,622.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              ------------------      OCTOBER 31,
                                                              2000(a)    1999(a)          1998
                                                              -------    -------    ----------------
Net asset value, beginning of period                          $ 10.76    $  7.69         $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)     (0.03)           0.05
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.01       3.14           (2.36)
====================================================================================================
    Total from investment operations                            (0.06)      3.11           (2.31)
====================================================================================================
Less distributions of dividends from net investment income         --      (0.04)             --
====================================================================================================
Net asset value, end of period                                $ 10.70    $ 10.76         $  7.69
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 (0.56)%    40.66%         (23.10)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,755    $25,420         $ 7,716
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.92%(c)   1.92%           1.92%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.06%(c)   2.72%           4.88%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets     (0.57)%(c) (0.50)%          0.70%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                            64%       142%             79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $65,936,105.
(d) Annualized.

                                                                             CLASS B
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              -------------------     OCTOBER 31,
                                                              2000(a)     1999(a)         1998
                                                              -------     -------   ----------------
Net asset value, beginning of period                          $ 10.65     $  7.63       $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)      (0.13)        (0.01)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.02        3.16         (2.36)
====================================================================================================
    Total from investment operations                            (0.15)       3.03         (2.37)
====================================================================================================
Less distributions of dividends from net investment income         --       (0.01)           --
====================================================================================================
Net asset value, end of period                                $ 10.50     $ 10.65       $  7.63
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 (1.41)%     39.76%       (23.70)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,852     $12,070       $ 3,030
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.79%         2.80%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.76%(c)    3.59%         5.75%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets     (1.32)%(c)  (1.37)%       (0.18)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                            64%        142%           79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $30,719,909.
(d) Annualized.

                                                                             CLASS C
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              ------------------      OCTOBER 31,
                                                              2000(a)    1999(a)          1998
                                                              -------    -------    ----------------
Net asset value, beginning of period                          $10.63     $ 7.61         $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)     (0.13)          (0.01)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.03       3.16           (2.38)
====================================================================================================
    Total from investment operations                           (0.14)      3.03           (2.39)
====================================================================================================
Less distributions of dividends from net investment income        --      (0.01)             --
====================================================================================================
Net asset value, end of period                                $10.49     $10.63         $  7.61
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                (1.32)%    39.86%         (23.90)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,797     $5,008         $   686
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.67%(c)   2.79%           2.80%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.76%(c)   3.59%           5.75%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (1.32)%(c) (1.37)%         (0.18)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                           64%       142%             79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $7,166,373.
(d) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Asian Growth Fund (a portfolio of AIM International Funds, Inc.) including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Asian Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                     KPMG LLP

                     December 6, 2000
                     Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Asian Growth Fund (the "Fund"), a portfolio of AIM International Funds, Inc., a Maryland corporation (the "Company"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the Company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of the Fund.

(5) To approve changing the investment objective of the Fund so that it is non-fundamental.

(6) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

     The results of the voting on the above matters were as follows:

                                                                                      VOTES      WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST    ABSTENTIONS
        ----------------                                              -----------   ---------   -----------
(1)*    Charles T. Bauer............................................  158,870,829         N/A    4,812,986
        Bruce L. Crockett...........................................  159,101,349         N/A    4,582,466
        Owen Daly II................................................  158,885,093         N/A    4,798,722
        Edward K. Dunn, Jr. ........................................  159,073,001         N/A    4,610,814
        Jack M. Fields..............................................  159,065,031         N/A    4,618,784
        Carl Frischling.............................................  158,952,763         N/A    4,731,052
        Robert H. Graham............................................  159,111,735         N/A    4,572,080
        Prema Mathai-Davis..........................................  159,002,065         N/A    4,681,750
        Lewis F. Pennock............................................  159,038,704         N/A    4,645,111
        Louis S. Sklar..............................................  159,052,236         N/A    4,631,579
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  114,017,566           1   49,666,248**
(3)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................    2,041,950      29,659      519,814**
(4)(a)  Approval of changing or eliminating the Fundamental
        Restrictions on Issuer Diversification......................    2,058,462      38,422      494,539**
(4)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............    2,038,895      53,445      499,083**
(4)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................    2,045,852      48,770      496,801**
(4)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................    2,052,711      45,485      493,227**
(4)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate...........................    2,043,776      50,036      497,611**
(4)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities...........................    2,005,041      54,495      531,887**
(4)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................    1,984,480      74,913      532,030**
(4)(h)  Approval of a new Fundamental Investment Restriction on
        Investing all of the Fund's Assets in an
        Open-End Fund...............................................    2,016,822      46,675      527,926**
(4)(i)  Approval of Eliminating the Fundamental Restriction on
        Margin Transactions.........................................    1,969,783      88,708      532,932**
(5)     Approval of changing the Investment Objective so that it is
        Non-Fundamental.............................................    2,004,583      59,760      527,080**
(6)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    2,437,183      20,073      134,167

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Adjournment of approval of an Agreement and Plan of
        Reorganization which provides for the reorganization of the
        Company as a Delaware business trust........................  133,442,713   3,500,075   36,919,454**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                      VOTES      WITHHELD/
        MATTER                                                         VOTES FOR     AGAINST    ABSTENTIONS
        ------                                                        -----------   ---------   -----------
(2)*    Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Company as a Delaware
        business trust..............................................  148,826,209   4,003,592   28,921,784**

     This matter was not approved by Shareholders.

---------------

* Proposals 1 and 2 required approval by a combined vote of all the portfolios of AIM International Funds, Inc.
** Includes Broker Non-Votes

---------------

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and director of the Company and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Charles T. Bauer
Chairman                                          Gary T. Crum                            A I M Advisors, Inc.
A I M Management Group Inc.                       Senior Vice President                   11 Greenway Plaza
                                                                                          Suite 100
Bruce L. Crockett                                 Edgar M. Larsen                         Houston, TX 77046
Director                                          Vice President
ACE Limited;                                                                              TRANSFER AGENT
Formerly Director, President, and                 Dana R. Sutton
Chief Executive Officer                           Vice President and Treasurer            A I M Fund Services, Inc.
COMSAT Corporation                                                                        P.O. Box 4739
                                                  Robert G. Alley                         Houston, TX 77210-4739
Owen Daly II                                      Vice President
Formerly Director                                                                         CUSTODIAN
Cortland Trust Inc.                               Melville B. Cox
                                                  Vice President                          State Street Bank and Trust Company
Albert R. Dowden                                                                          225 Franklin Street
Chairman of the Board of Directors,               Mary J. Benson                          Boston, MA 02110
The Cortland Trust and DHJ Media, Inc.; and       Assistant Vice President and
Director, Magellan Insurance Company,             Assistant Treasurer                     COUNSEL TO THE FUND
Formerly Director, President and
Chief Executive Officer,                          Sheri Morris                            Ballard Spahr
Volvo Group North America, Inc.; and              Assistant Vice President and            Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                   Assistant Treasurer                     1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.                                Jim A. Coppedge
Chairman, Mercantile Mortgage Corp.;              Assistant Secretary                     COUNSEL TO THE DIRECTORS
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and          Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                  Assistant Secretary                     919 Third Avenue
                                                                                          New York, NY 10022
Jack Fields                                       P. Michelle Grace
Chief Executive Officer                           Assistant Secretary                     DISTRIBUTOR
Twenty First Century, Inc.;
Formerly Member                                   Nancy L. Martin                         A I M Distributors, Inc.
of the U.S. House of Representatives              Assistant Secretary                     11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                   Ofelia M. Mayo                          Houston, TX 77046
Partner                                           Assistant Secretary
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS
                                                  Lisa A. Moss
Prema Mathai-Davis                                Assistant Secretary                     KPMG LLP
Formerly Chief Executive Officer,                                                         700 Louisiana
YWCA of the U.S.A.                                Kathleen J. Pflueger                    Houston, TX 77002
                                                  Assistant Secretary
Lewis F. Pennock
Partner
Pennock & Cooper

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

THE AIM FAMILY OF FUNDS--Registered Trademark--

                             EQUITY FUNDS

DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                 leadership in the mutual fund industry since 1976
     MORE AGGRESSIVE                     MORE AGGRESSIVE                         and managed approximately $183 billion in assets
AIM Small Cap Opportunities(1)     AIM Latin American Growth                     for more than eight million shareholders, including
AIM Mid Cap Opportunities(2)       AIM Developing Markets                        individual investors, corporate clients and
AIM Large Cap Opportunities(3)     AIM European Small Company                    financial institutions, as of September 30, 2000.
AIM Emerging Growth                AIM Asian Growth                                  The AIM Family of Funds--Registered Trademark--
AIM Small Cap Growth(4)            AIM Japan Growth                              is distributed nationwide, and AIM today is the
AIM Aggressive Growth              AIM International Emerging Growth             eighth-largest mutual fund complex in the United
AIM Mid Cap Growth                 AIM European Development                      States in assets under management, according to
AIM Small Cap Equity               AIM Euroland Growth                           Strategic Insight, an independent mutual fund
AIM Capital Development            AIM Global Aggressive Growth                  monitor.
AIM Constellation                  AIM International Equity                          AIM is a subsidiary of AMVESCAP PLC, one of the
AIM Dent Demographic Trends        AIM Advisor International Value               world's largest independent financial services
AIM Select Growth                  AIM Global Trends                             companies with $414 billion in assets under
AIM Large Cap Growth               AIM Global Growth                             management as of September 30, 2000.
AIM Weingarten                           MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Value II                SECTOR EQUITY FUNDS
AIM Charter
AIM Value                                MORE AGGRESSIVE
AIM Blue Chip                      AIM New Technology
AIM Basic Value                    AIM Global Telecommunications and Technology
AIM Large Cap Basic Value          AIM Global Resources
AIM Balanced                       AIM Global Financial Services
AIM Advisor Flex                   AIM Global Health Care
     MORE CONSERVATIVE             AIM Global Consumer Products and Services
                                   AIM Global Infrastructure
                                   AIM Advisor Real Estate
                                   AIM Global Utilities
                                         MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS        TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                     MORE AGGRESSIVE
AIM Strategic Income              AIM High Income Municipal
AIM High Yield II                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                    AIM Municipal Bond
AIM Income                        AIM Tax-Free Intermediate
AIM Global Income                 AIM Tax-Exempt Cash
AIM Floating Rate(5)                    MORE CONSERVATIVE
AIM Intermediate Government
AIM Limited Maturity Treasury
AIM Money Market
        MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                AAG-AR-1